UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Michael Beattie

c/o SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2020

Date of reporting period: April 30, 2020

Item 1.  Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund

Edgewood Growth Fund

Semi-Annual Report	April 30, 2020

Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-791-4226. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND
April 30, 2020

The Fund files its complete schedule of fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT within sixty days after period end. The Fund’s Form N-Q and Form N-PORT reports are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-791-4226; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND
April 30, 2020 (Unaudited)

Dear Shareholder,

Your Fund’s performance was +8.51% (Institutional Shares) and +8.30% (Retail Shares) for the six-months ended April 30, 2020. The performance of the S&P 500 Growth Index was +4.18% and the S&P 500 Index (TR) was -3.16% in the same period. Looking at the trailing twelve-months ending April 30, 2020, the Fund appreciated by +12.24% (Institutional Shares) and + 11.83% (Retail Shares). In the same trailing twelve-month period, the S&P 500 Growth Index was +7.35% and the S&P 500 Index (TR) was +0.86%.

Over the last six months, we started with strong economic activity in the US, and ended the period in the grips of a global pandemic. This has been a terrifying period for the entire world. However, the purpose of this letter is to describe the Fund’s performance and we will leave other commentary to those who are more qualified than us to discuss the pandemic. That said we are pleased to discuss the performance figures above and specifically the holdings that drove the performance. The top contributors were Nvidia Corp., Amazon.com Inc., Adobe Inc., Netflix Inc. and Equinix Inc. Nvidia had a slowdown in its business about a year ago, and missed several earnings estimates. Edgewood, following its discipline, reassigned the stock to another analyst on the team and after an exhaustive review, we concluded that the company was going through a temporary slowdown and that it would get back on course. Happily, so far, that analysis seems to be panning out and the stock has been a great performer. Amazon has not only been executing their business plan very well, but also has been a beneficiary of increased e-commerce sales during the pandemic. We think this trend accelerates the move to online transactions generally speaking, and obviously, Amazon is a key driver and beneficiary. The inherent attributes of Adobe’s business model have driven resilience in recent operating results: recurring subscription revenue, mission-critical nature, dominant market position, and accessible cloud pricing. Furthermore, Adobe’s offerings are also beneficiaries of the broader shift to a digital society - Creative Cloud is used to make

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND April 30, 2020 (Unaudited)

online content, and Document Cloud is needed for electronic based workflows. Netflix has been another stellar performer as customers increasingly turn to the company for entertainment. They have had record new customer acquisition on a worldwide basis, and plenty of good content to offer. Again, we think the current situation accelerates the move towards streaming services, Netflix being a prime beneficiary. Equinix continues to deliver on their hybrid cloud strategy. They are adding enterprise customers to their strong presence in networks, cloud, and IT provider verticals. In addition, they continue to extend their industry leading interconnection position. They now have over 370,000 interconnections across their 211 data centers globally. The near term impact of COVID-19 has been relatively minor to date, and they should benefit longer term from increased pace of cloud adoption by their existing and new customers.

With regard to the top portfolio detractors, one common theme is COVID-19 affecting the businesses. We are pleased to tell you that those stocks have been performing much better lately as the world slowly starts to reopen. CME Group Inc., Align Technology Inc., Intuitive Surgical Inc., Estee Lauder Companies and IHS Markit Ltd. made this list. CME has experienced quite strong volumes as businesses and investors attempted to hedge exposure in such volatile times. Despite volume growth in the early part of the year, investors are concerned that low interest rates will slow down fixed income hedging going forward. This is probably a valid concern with more short-term fixed income, but increasingly governments are issuing longer dated maturities, which will need to be hedged. US Treasury issuance will be at an all-time high, and a good deal of that fixed income is or will be longer dated. Fixed income is just a part of the company’s business. We remain convinced that long-term the company serves a rapidly growing end market and we think the company will thrive. Align experienced a sharp drop in Invisalign products as dentists and orthodontists shut their offices. As those offices begin to see patients again, Align volumes are

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND April 30, 2020 (Unaudited)

bouncing back as has the stock. Intuitive Surgical, a longtime favorite of Edgewood, also had a slowing as procedures were postponed during the worst of the pandemic. Again, volumes are coming back, and the company’s business has as well. Estee Lauder had a dramatic drop in the more travel related part of their business, while online has grown nicely. We will continue to monitor their progress, but we believe the business will perform better as retail eventually begins to grow again. IHS posted very solid 1Q results and management is confident in the company’s ability to perform in challenging circumstances, especially given the largely recurring revenue base. However, the stock likely underperformed based on broader macro fears given its end market exposure to transportation and energy customers.

Generally speaking, we are very encouraged by how the portfolio companies are managing through one of the trickiest times we have observed in our collective careers. The main reason for this is because these companies tend to be at the forefront of change in their respective markets, and almost universally that means their businesses have been capitalizing on the digital trends that have been in place for some time. These trends have accelerated over the past months. Digital media, advertising, payments, retailing and just technology in general have all fared much better than the average company, and these trends are very long lived.

While we do not want to project when this difficult period for the world will end, we are convinced that vaccines and therapies are being developed at a rapid pace, and we will come out of this bruised but very much still alive as a worldwide economy. Your companies will likely lead the charge of innovation. There will undoubtedly be continued scares and setbacks, but we are committed to staying the investment course, and as human beings, taking the glass as half-full.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND April 30, 2020 (Unaudited)

Sincerely,

Edgewood Management

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Holdings are subject to change. Current and future holdings are subject to risk.

Mutual fund investing involves risk, including loss of principal. The Edgewood Growth Fund is a non-diversified fund. There can be no assurance that the Fund will achieve its stated objectives.

Definition of Comparative Indices

The S&P 500 Growth Index is a market capitalization weighted index consisting of those stocks within the S&P 500 Index that exhibit strong growth characteristics.

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The “S&P 500” is one of the most widely used benchmarks of U.S. equity performance.

Performance Through April 30, 2020

Fund	Ticker	Three Months	One Year	Five Years*	Ten Years*	Since Inception*
Edgewood Growth Fund, Institutional Shares	EGFIX	(0.20)%	12.24%	16.17%	16.52%	11.64%
Edgewood Growth Fund, Retail Shares	EGFFX	(0.27)%	11.83%	15.71%	16.22%	11.29%

*Annualized

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND April 30, 2020 (Unaudited)

original cost and current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, please call 800-791-4226. Expense ratios are: Institutional class 1.00% (net); 1.05% (gross); Retail class 1.40% (net); 1.45% (gross) as of the prospectus dated March 1, 2020. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Institutional Shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding an amount equal to the management fees payable to the Adviser through February 28, 2021. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Retail Shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to an amount equal to the sum of the management fees, and, to the extent incurred, distribution (12b-1) fees and shareholder servicing fees, until February 28, 2021. The Inception date of the Fund is February 28, 2006.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND April 30, 2020 (Unaudited)

SECTOR WEIGHTINGS†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 98.0%

	Shares	Value

BUSINESS SERVICES — 10.2%
IHS Markit Ltd.	9,997,780	$672,850,594
Visa Inc., Cl A (A)	6,977,493	1,247,017,549

		1,919,868,143

COMMUNICATION SERVICES — 16.9%
Alphabet Inc., Cl A*	778,700	1,048,675,290
Facebook Inc., Cl A*	4,822,507	987,215,408
Netflix Inc.*	1,313,178	551,337,783
Snap Inc., Cl A*	33,100,056	582,891,986

		3,170,120,467

CONSUMER STAPLES — 3.2%
The Estée Lauder Companies Inc., Cl A	3,352,517	591,383,999

CONSUMER DISCRETIONARY — 9.3%
Amazon.com Inc.*	365,026	903,074,324
Nike Inc., Cl B	9,519,623	829,920,733

		1,732,995,057

FINANCIALS — 8.0%
CME Group Inc., Cl A	4,274,640	761,783,595
S&P Global Inc.	2,536,764	742,967,440

		1,504,751,035

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND April 30, 2020 (Unaudited)

COMMON STOCK — continued

	Shares	Value

HEALTH CARE — 11.9%
Align Technology Inc.*	2,560,941	$550,218,174
Illumina Inc.*	2,604,845	831,023,700
Intuitive Surgical Inc.*	1,654,884	845,447,138

		2,226,689,012

INFORMATION TECHNOLOGY — 24.0%
Adobe Inc.*	2,590,535	916,116,797
Intuit Inc.	3,242,432	874,840,578
Microsoft Corp.	3,740,929	670,411,886
NVIDIA Corp.	3,095,286	904,690,192
PayPal Holdings Inc.*	9,191,816	1,130,593,368

		4,496,652,821

MATERIALS — 3.2%
Ecolab Inc.	3,066,760	593,418,060

REAL ESTATE — 11.3%
American Tower Corp., Cl A	4,556,376	1,084,417,488
Equinix Inc.	1,538,914	1,039,074,733

		2,123,492,221

TOTAL COMMON STOCK (Cost $10,359,256,574)		18,359,370,815

SHORT-TERM INVESTMENT — 1.9%

Fidelity Institutional Money Market Funds - Government Portfolio, Cl I, 0.160% (B) (Cost $355,084,018)	355,084,018	355,084,018

TOTAL INVESTMENTS — 99.9% (Cost $10,714,340,592)		$18,714,454,833

Percentages are based on Net Assets of $18,730,097,211.
*	Non-income producing security.
(A)	This security or a partial position of this security is on loan at April 30, 2020 (see Note 10). The total market value of securities on loan at April 30, 2020 was $315,587,440.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND April 30, 2020 (Unaudited)

(B)	The rate reported is the 7-day effective yield as of April 30, 2020.

Cl — Class

Ltd. — Limited

As of April 30, 2020, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the period ended April 30, 2020, there have been no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND April 30, 2020 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments, at Value (Cost $10,714,340,592)	$18,714,454,833
Receivable for Capital Shares Sold	86,241,829
Dividends Receivable	1,775,343
Prepaid Expenses	162,890

Total Assets	18,802,634,895

Liabilities:
Payable for Investment Securities Purchased	50,148,937
Payable for Capital Shares Redeemed	13,848,573
Payable due to Adviser	7,023,517
Payable due to Administrator	366,843
Distribution Fees Payable (Retail Shares)	168,197
Payable due to Shareholder Servicing Agent (Retail Shares)	167,945
Payable due to Trustees	3,960
Chief Compliance Officer Fees Payable	2,050
Other Accrued Expenses	807,662

Total Liabilities	72,537,684

Net Assets	$18,730,097,211

Net Assets Consist of:
Paid-in Capital	$10,494,152,130
Total Distributable Earnings	8,235,945,081

$18,730,097,211

Net Asset Value, Offering and Redemption Price Per Share- Institutional Shares ($18,289,013,866 ÷ 468,334,809 shares)	$39.05

Net Asset Value, Offering and Redemption Price Per Share- Retail Shares ($441,083,345 ÷ 11,848,402 shares)	$37.23

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND
FOR THE SIX MONTHS ENDED
April 30, 2020 (Unaudited)

STATEMENT OF OPERATIONS

Investment Income
Dividend Income	$61,927,243
Income from Securities Lending	126,082

Total Investment Income	62,053,325

Expenses
Investment Advisory Fees	84,090,266
Administration Fees	2,211,210
Distribution Fees (Retail Shares)	535,665
Shareholder Servicing Fees (Retail Shares)	321,402
Trustees’ Fees	10,241
Chief Compliance Officer Fees	3,267
Transfer Agent Fees	648,205
Printing Fees	515,225
Custodian Fees	244,460
Registration Fees	182,133
Professional Fees	26,992
Insurance and Other Expenses	74,634

Total Expenses	88,863,700

Less:
Waiver of Investment Advisory Fees*	(3,883,795)
Fees Paid Indirectly**	(31,458)

Net Expenses	84,948,447

Net Investment Loss	(22,895,122)

Net Realized Gain on Investments	348,002,609
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,094,423,121

Net Realized and Unrealized Gain on Investments	1,442,425,730

Net Increase in Net Assets Resulting from Operations	$1,419,530,608

*	See Note 5 in Notes to Financial Statements.
**	See Note 4 in Notes to Financial Statements

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations:
Net Investment Loss	$(22,895,122)	$(43,628,135)
Net Realized Gain on Investments	348,002,609	38,390,722
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,094,423,121	2,144,692,621

Net Increase in Net Assets Resulting from Operations	1,419,530,608	2,139,455,208

Distributions
Institutional Shares	(46,958,367)	(553,346,690)
Retail Shares	(1,316,802)	(19,241,968)

Total Distributions	(48,275,169)	(572,588,658)

Capital Share Transactions:(1)
Institutional Shares
Issued	3,399,862,232	3,849,655,713
Reinvestment of Distributions	37,031,934	429,049,780
Redeemed	(1,883,738,149)	(3,200,484,372)

Net Institutional Shares Transactions	1,553,156,017	1,078,221,121

Retail Shares
Issued	107,916,688	117,880,812
Reinvestment of Distributions	1,168,703	17,754,884
Redeemed	(107,364,577)	(196,063,758)

Net Retail Shares Transactions	1,720,814	(60,428,062)

Net Increase in Net Assets from Share Transactions	1,554,876,831	1,017,793,059

Total Increase in Net Assets	2,926,132,270	2,584,659,609

Net Assets:
Beginning of Period	15,803,964,941	13,219,305,332

End of Period	$18,730,097,211	$15,803,964,941

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year/Period

	Institutional Shares
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015
Net Asset Value, Beginning of Period	$36.09	$32.56	$29.35	$22.41	$22.67	$21.35

Income (Loss) from Operations:
Net Investment Loss(1)	(0.05)	(0.10)	(0.11)	(0.09)	(0.07)	(0.02)
Net Realized and Unrealized Gain	3.12	5.06	3.70	7.51	0.52	2.34

Total from Operations	3.07	4.96	3.59	7.42	0.45	2.32

Dividends and Distributions:
Net Investment Income	—	—	—	—	(0.00)*	—
Net Realized Gain	(0.11)	(1.43)	(0.38)	(0.48)	(0.71)	(1.00)

Total Dividends and Distributions	(0.11)	(1.43)	(0.38)	(0.48)	(0.71)	(1.00)

Net Asset Value, End of Period	$39.05	$36.09	$32.56	$29.35	$22.41	$22.67

Total Return†	8.51%	16.43%	12.37%	33.75%	2.15%	11.37%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$18,289,014	$15,393,594	$12,789,768	$10,290,880	$6,069,112	$4,753,281
Ratio of Expenses to Average Net Assets	1.00%**	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.05%**	1.05%	1.06%	1.07%	1.08%	1.09%
Ratio of Net Investment Loss to Average Net Assets	(0.26)%**	(0.30)%	(0.32)%	(0.36)%	(0.33)%	(0.10)%
Portfolio Turnover Rate	7%***	25%	19%	13%	31%	24%

*	Amount represents less than $0.01 per share.
**	Annualized
***	Not Annualized
†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Calculated using average shares.
Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year/Period

	Retail Shares
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015
Net Asset Value, Beginning of Period	$34.48	$31.30	$28.33	$21.74	$22.09	$20.91

Income (Loss) from Operations:
Net Investment Loss(1)	(0.12)	(0.22)	(0.23)	(0.19)	(0.15)	(0.10)
Net Realized and Unrealized Gain	2.98	4.83	3.58	7.26	0.51	2.28

Total from Operations	2.86	4.61	3.35	7.07	0.36	2.18

Dividends and Distributions:
Net Realized Gain	(0.11)	(1.43)	(0.38)	(0.48)	(0.71)	(1.00)

Total Dividends and Distributions	(0.11)	(1.43)	(0.38)	(0.48)	(0.71)	(1.00)

Net Asset Value, End of Period	$37.23	$34.48	$31.30	$28.33	$21.74	$22.09

Total Return†	8.30%	15.96%	11.97%	33.17%	1.77%	10.92%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$441,083	$410,371	$429,537	$508,244	$309,421	$297,947
Ratio of Expenses to Average Net Assets	1.40%*	1.40%	1.40%	1.40%	1.39%	1.39%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.45%*	1.45%	1.46%	1.47%	1.47%	1.48%
Ratio of Net Investment Loss to Average Net Assets	(0.66)%*	(0.68)%	(0.73)%	(0.75)%	(0.71)%	(0.49)%
Portfolio Turnover Rate	7%**	25%	19%	13%	31%	24%

*	Annualized
**	Not Annualized
†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Calculated using average shares.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND April 30, 2020 (Unaudited)

NOTES TO THE FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 44 funds. The financial statements herein are those of the Edgewood Growth Fund (the “Fund”) which offers two classes of shares: Institutional Shares and Retail Shares. The Fund is non-diversified and its investment objective is to provide long-term growth of capital. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund of the Trust in which shares are held.

2.	Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND April 30, 2020 (Unaudited)

actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Fund’s Fair Value Procedures until an independent source can be secured.

All investment companies held in the Fund’s portfolio are valued at the published net asset value.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of April 30, 2020, there were no securities valued in accordance with the Fair Value Procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND April 30, 2020 (Unaudited)

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

●

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speed, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

●	Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the six months ended April 30, 2020, there have been no significant changes to the Fund’s fair value methodologies.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis.

Investments in Real Estate Investment Trusts (“REITs”) — With respect to the Fund, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Repurchase Agreements — The Fund may invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker’s custodian bank. Provisions of the repurchase agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. Such collateral will be cash, debt securities issued or guaranteed by the U.S. Government, securities that at the time of the repurchase agreement is entered into are rated in the highest category by a nationally recognized statistical rating

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND April 30, 2020 (Unaudited)

organization (“NRSRO”) or unrated securities that are of comparable quality to securities that at rated in the highest category by an NRSRO, as determined by the Adviser. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization and/or retention of the collateral by the Fund may be delayed or limited. As of April 30, 2020, the Fund did not have any open repurchase agreements.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended April 30, 2020, the Fund did not have a liability for any interest or penalties related to unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended April 30, 2020, the Fund did not incur any interest or penalties.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative daily net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses, and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually by the Fund.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND April 30, 2020 (Unaudited)

3.	Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the six months ended April 30, 2020, the Fund paid $2,211,210 for these services.

The Fund has adopted the Distribution Plan (the “Plan”) for the Retail Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund’s average daily net assets attributable to Retail Shares as compensation for distribution services. The Distributor will not receive any compensation for the distribution of Institutional Shares of the Fund.

The Fund has entered into shareholder servicing agreements with third-party service providers pursuant to which the service providers provide certain shareholder services to Fund shareholders (the “Service Plan”) for the Retail Shares. Under the Service Plan, the Fund may pay service providers a fee at a rate of up to 0.25% annually of the average daily net assets attributable to Retail Shares, subject to the arrangement for provision of shareholder and administrative services. For the six months ended April 30, 2020, the Fund’s Retail Shares incurred $321,402 of shareholder servicing fees, an effective rate of 0.15%.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. For the six months ended April 30, 2020, the Fund earned cash management credits of $31,458 which were used to offset transfer agent expenses. This amount is listed as “Fees Paid Indirectly” on the Statement of Operations.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND April 30, 2020 (Unaudited)

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, Edgewood Management LLC (the “Adviser”) provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep the Institutional Shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding an amount equal to the management fees payable to the Adviser through February 28, 2021. The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep the Retail Shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to an amount equal to the sum of the management fees, and, to the extent incurred, distribution (12b-1) fees and shareholder servicing fees, until February 28, 2021. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. At April 30, 2020, there were no previously waived and reimbursed fees subject to recoupment.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND April 30, 2020 (Unaudited)

6.	Share Transactions:

	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Share Transactions:
Institutional Shares
Issued	92,484,166	116,110,740
Reinvested	966,387	15,171,493
Redeemed	(51,638,061)	(97,515,054)

Net Institutional Shares Transactions	41,812,492	33,767,179

	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Share Transactions:
Retail Shares
Issued	3,043,212	3,694,867
Reinvested	31,949	654,920
Redeemed	(3,129,751)	(6,171,526)

Net Retail Shares Transactions	(54,590)	(1,821,739)

Total Net Increase in Share Transactions	41,757,902	31,945,440

7.	Investment Transactions:

For the six months ended April 30, 2020, the Fund made purchases of $2,607,944,390 and sales of $1,201,462,207 of investment securities other than long-term U.S. Government and short-term securities. The Fund had no purchases or sales of long-term U.S. Government securities.

8.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings or paid-in capital, as appropriate, in the period that the differences arise.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND April 30, 2020 (Unaudited)

The tax character of dividends and distributions declared during the fiscal year ended October 31, 2019 and 2018 were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2019	$53,085,171	$519,503,487	$572,588,658
2018	$75,054,714	$68,170,653	$143,225,367

As of October 31, 2019, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Long-Term Capital Gain	$48,232,688
Late Year Ordinary Loss	(41,142,981)
Other Temporary Differences	3
Unrealized Appreciation	6,857,599,932

Total Net Distributable Earnings	$6,864,689,642

Late Year Ordinary Loss represent ordinary losses realized on investment transactions from January 1, 2019 through October 31, 2019, that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at April 30, 2020 were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$10,714,340,592	$8,084,384,299	$(84,270,058)	$8,000,114,241

9.	Concentration/Risks:

The Fund’s investment strategy often results in a core group of stocks of companies that it believes hold the most growth potential. As a result, poor performance or adverse economic events affecting one or more of these companies could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND April 30, 2020 (Unaudited)

These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Non-Diversification Risk – The Fund is non-diversified and its investment strategy often results in a core group of stocks of companies that it believes hold the most growth potential. As a result, poor performance or adverse economic events affecting one or more of these companies could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

Small- and Medium-Capitalization Company Risk – To the extent that the Fund invests in small- and medium-capitalization companies, the Fund may be subject to additional risk. The small- and medium-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Foreign Company Risk – When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although American Depositary Receipts (“ADRs”) are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the Fund to sell its securities and could reduce the value of your shares. Securities of foreign companies may not be registered with the SEC and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND April 30, 2020 (Unaudited)

securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers.

Investment Style Risk – The Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes will have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock prices. Over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use differing investing styles.

Cyber Security Risk – The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cyber security, including cyber-attacks. Cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede redemptions, subject the Fund to regulatory fines or financial losses, and cause reputational damage. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests.

10.	Loans of Portfolio Securities:

The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any agencies. Cash collateral received in connection with these loans is invested in short-term instruments. As of April 30, 2020, the market value of the collateral received is $322,430,221 which is comprised of debt securities as mentioned above and valued using the previous day’s closing price in accordance with the lending relationship’s operating procedures. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. The securities lending agent (BNP Paribas Securities Services) and the Fund pay interest in the form of a premium with the remainder being retained by the Fund. The Fund records securities lending income net of such allocations. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loans were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. In the event of default, the Fund may use the collateral received

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND April 30, 2020 (Unaudited)

to offset the position on the loan not returned by the borrower. As of April 30, 2020, the Fund had securities on loan with a market value of $315,587,440.

11.	Other:

At April 30, 2020, 33% of Institutional and 79% of Retail total shares outstanding were held by 2 and 4 record shareholders, respectively, each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

12.	New Accounting Pronouncement:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management elected to early adopt the removal of certain disclosures and modifications delay the adoption of additional disclosures until the effective date.

13.	Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

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THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND April 30, 2020 (Unaudited)

DISCLOSURE OF FUND EXPENSES

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for fund management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a mutual fund’s gross income, directly reduce the investment return of a mutual fund. A mutual fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (November 1, 2019 to April 30, 2020).

The table on the next page illustrates your Fund’s costs in two ways.

●

Actual fund return. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period.”

●

Hypothetical 5% return. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as sales charges (loads), and redemption fees, which are described in the Prospectus. If this fee were applied to your account, your costs would be higher.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND April 30, 2020 (Unaudited)

DISCLOSURE OF FUND EXPENSES

	Beginning Account Value 11/01/19	Ending Account Value 4/30/20	Annualized Expense Ratios	Expenses Paid During Period*

Actual Fund Return
Institutional Shares	$1,000	$1,085.10	1.00%	$5.16
Retail Shares	1,000	1,083.00	1.40	7.21

Hypothetical 5% Return
Institutional Shares	$1,000	$1,019.78	1.00%	$4.99
Retail Shares	1,000	1,017.80	1.40	6.99

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND April 30, 2020 (Unaudited)

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on February 26, 2020 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND April 30, 2020 (Unaudited)

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (continued)

the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND April 30, 2020 (Unaudited)

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (continued)

quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND April 30, 2020 (Unaudited)

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (continued)

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

NOTES

NOTES

Edgewood Growth Fund

P.O. Box 219009

Kansas City, MO 64121-9009

1-800-791-4226

Investment Adviser:

Edgewood Management LLC

535 Madison Avenue 15th Floor

New York, New York 10022-4214

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund.

EMC-SA-001-1500

Item 2.    Code of Ethics.

Not applicable for semi-annual report.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.  Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.  Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.  Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.  Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 8, 2020

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors, Treasurer, Controller, and CFO

Date: July 8, 2020